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                               GUARANTY AGREEMENT

        THIS GUARANTY AGREEMENT is made by BEHRINGER HARVARD REIT I, INC. (the "GUARANTOR") to and for the benefit of FIRST AMERICAN BANK, SSB, a Texas state savings bank (the "LENDER"), its successors and assigns and any subsequent holder or holders of the Note (hereinafter defined).

                                R E C I T A L S :

        A. Behringer Harvard Holdings, LLC (the "BORROWER"), desires to borrow from the Lender from time to time a principal sum not in excess of $12,600,000.00 (the "LOAN"), pursuant to that certain Loan Agreement (the "LOAN AGREEMENT") and related Promissory Note (the "NOTE") of even date herewith, between the Borrower and the Lender.

        B. The Guarantor desires the Lender to make the Loan to the Borrower, and the Lender requires, as a condition thereof, that the Guarantor execute and deliver to the Lender this Guaranty Agreement and that certain Security Agreement (the "SECURITY AGREEMENT") of even date herewith, pledging certain collateral to secure the Loan.

        C. Guarantor will receive, directly or indirectly, a tangible benefit from the disbursement of the proceeds of the Loan by the Lender to the Borrower.

        NOW, THEREFORE, in consideration of the premises and to induce the Lender to make the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor unconditionally guarantees to the Lender the prompt and full payment of the Guaranteed Indebtedness (hereinafter defined) as and when the Guaranteed Indebtedness shall become due and payable, whether by lapse of time, acceleration of maturity or otherwise, and at all times thereafter. As used herein the term "GUARANTEED INDEBTEDNESS" means: (i) the principal of and accrued interest on the Note; (ii) any and all costs, attorneys' fees and expenses incurred by the Lender by reason of Borrower's default in the payment of the Note or default in the performance of any conditions or obligations under any of the other Loan Documents (hereinafter defined); and (iii) any and all additional amounts owing or which hereafter become owing by the Borrower under the terms of the Note, the Loan Agreement, the Security Agreement, and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into (collectively, the "LOAN DOCUMENTS"). The Guarantor further unconditionally guarantees to the Lender the prompt observance and performance of all covenants and agreements of the Borrower contained in the Loan Documents.

        The obligations of the Guarantor shall be performable without demand of the Lender and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the

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Loan Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. The Guarantor waives diligence, presentment, demand of payment, protest, all notices (whether of nonpayment, acceleration, intent to accelerate, dishonor, protest or otherwise) with respect to the Note, notice of acceptance of this Guaranty Agreement and of the incurring by the Borrower of any of the obligations hereinbefore mentioned and all demands whatsoever. The Guarantor further waives all rights to require the Lender to: (i) proceed against the Borrower; (ii) proceed against or exhaust any collateral held by the Lender to secure the payment of the Guaranteed Indebtedness; or (iii) pursue any other remedy the Lender may now or hereafter have against the Borrower.

        The Guarantor agrees that, at any time or from time to time, without notice to the Guarantor and without affecting the liability of the Guarantor:
(i) the time for payment of the principal of or interest on the Note may be extended, or the Note may be renewed in whole or in part; (ii) the time for the Borrower's performance of or compliance with any covenant or agreement contained in the Loan Documents may be extended, or such performance or compliance may be waived; (iii) the maturity of the Note may be accelerated as provided therein or in the Loan Documents; (iv) the Loan Documents may be modified or amended by the Lender and the Borrower in any respect; and (v) any security for the Loan may be modified, exchanged, surrendered or otherwise dealt with and/or additional security may be pledged or mortgaged for the Loan.

        Guarantor agrees that Guarantor's obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or guaranty for any or all of the Guaranteed Indebtedness; (ii) any release, surrender, exchange, subordination or loss of any security at any time existing or in connection with any or all of the Guaranteed Indebtedness; (iii) any partial release of the liability of Guarantor hereunder; (iv) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization or lack of corporate, partnership or other power of the Borrower, any other guarantor of the Guaranteed Indebtedness, or any party at any time liable for the payment of any or all of the Guaranteed Indebtedness, whether now existing or hereafter occurring; (v) any neglect, delay, omission, failure or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action under the Loan Documents; (vi) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower, whether because the Guaranteed Indebtedness exceeds the amount permitted by law, the act of creating the Guaranteed Indebtedness, or any part thereof, is ULTRA VIRES, the officer or persons creating the Guaranteed Indebtedness acted in excess of their authority, or otherwise, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person is found to be not liable on the Guaranteed Indebtedness, or any part thereof, for any reason; or (vii) if any payment by Borrower to Lender is held to constitute a preference under the bankruptcy laws or if for any other reason Lender is required to refund such payment or pay such payment to someone else. It is the intent of Guarantor and Lender that the obligations and

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liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Indebtedness is fully and finally paid, such obligations and liabilities shall not be discharged or released, in whole or in part, by any act or occurrence which might, but for the provisions of this Guaranty Agreement, be deemed a legal or equitable discharge or release of a guarantor.

        The obligations secured under this Guaranty are limited to the principal amount of funds borrowed by Borrower for each real estate project for tenant in common syndications as specified in Section 4.06 of the Loan Agreement (each a "PROJECT") and related accrued interest thereon. Borrower's certification that the funds borrowed by Borrower are for a specific Project shall be dispositive of that fact.

        The obligations of the Guarantor and any other guarantor of the Guaranteed Indebtedness shall be joint and several. The Guarantor agrees that the Lender, in its discretion, may: (i) bring suit against the Guarantor and any other guarantor of the Guaranteed Indebtedness jointly and severally or against any one or more of them; (ii) compound or settle with any one or more of the guarantors of the Guaranteed Indebtedness for such consideration as the Lender may deem proper; (iii) release one or more of the guarantors of the Guaranteed Indebtedness from liability; and (iv) otherwise deal with the Guarantor and any other guarantors of the Guaranteed Indebtedness in any manner whatsoever, and that no such action shall impair the rights of the Lender to collect the Guaranteed Indebtedness from the Guarantor.

        The Lender may assign its rights hereunder in whole or in part. Upon any such assignment, all the terms and provisions of this Guaranty Agreement shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties, and the term "LENDER" shall include, in addition to the Lender, any and all lawful owners, holders or pledgees of all or any part of the Guaranteed Indebtedness.

        If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor, such indebtedness and all interest thereon shall at all times be subordinate in all respects to the Guaranteed Indebtedness, and Guarantor shall not be entitled to enforce or receive payment thereof until the Guaranteed Indebtedness has been paid in full. Guarantor waives and releases any right the Guarantor may have: (i) of subrogation in or under any of the Loan Documents; (ii) to participate in any way in any payments made by any party to the Lender in connection with the Guaranteed Indebtedness; and (iii) in any mortgaged property or any collateral given to secure the payment of the Guaranteed Indebtedness.

        The Guarantor represents and warrants to the Lender that the financial statements and information regarding the Guarantor which have been delivered to the Lender are true and correct in all material respects, have been prepared in accordance with generally accepted accounting practices applied on a consistent basis throughout the period covered thereby, fairly

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present the financial position of the Guarantor as of the dates thereof and that no material adverse change has occurred in the financial condition of the Guarantor since the date of such financial statements.

        If Guarantor becomes liable for any indebtedness owing by the Borrower to the Lender, by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not in any manner be impaired or affected by this Guaranty Agreement, and any rights of the Lender under the Guaranty Agreement shall be cumulative of any and all other rights that the Lender may ever have against the Guarantor.

        If any provision of this Guaranty Agreement or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Guaranty Agreement nor the application of such provision to any other person or circumstance shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law.

        The Guarantor shall pay all costs and expenses, including attorneys' fees, which may be incurred by the Lender in the enforcement of this Guaranty Agreement.

        This Guaranty Agreement and all rights, obligations and liabilities arising hereunder shall be construed according to the laws of the State of Texas. The Guarantor agrees that this Guaranty Agreement is performable in Dallas County, Texas.

        EXECUTED as of the ____ day of October, 2004.


                                             GUARANTOR:

                                             BEHRINGER HARVARD REIT I, INC.


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________